                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                          ADVA INTERNATIONAL INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             ADVA INTERNATIONAL INC.
                       454 South Anderson Road, Suite 214
                         Rock Hill, South Carolina 29730
                                  803.327.6790


August 17, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of ADVA International Inc. ("ADVA" or the "Company"), which will be held on September 25, 2001 at 2:00 P.M. (Eastern Daylight Savings Time) at the offices of the Company 454 South Anderson Road, Rock Hill, South Carolina. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         ADVA invites all stockholders to attend the meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed form of proxy in the envelope provided. The stockholders attending the Annual Meeting may vote in person even if they have returned a proxy.

                                            Sincerely,


                                            /s/Anthony E. Mohr
                                            ----------------------
                                            Anthony E. Mohr
                                            Chairman and President

                             ADVA INTERNATIONAL INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 25, 2001



TO THE STOCKHOLDERS OF ADVA INTERNATIONAL INC.:

         ADVA International Inc. ("ADVA" or the "Company") will hold its Annual Meeting of Stockholders at 2:00 p.m., prevailing time, on September 25, 2001, at the executive offices of ADVA located at 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730, for the following purposes.

     1. To elect six (6) directors to serve until the next annual meeting of stockholders and until their successors are duly elected;

     2. To ratify the appointment of BDO Seidman, LLP, as the Company's auditors for the fiscal year ending March 31, 2001;

     3. To approve the 2001 Stock Option Plan (the "Plan") adopted by the board on August 14, 2001. A copy of the Plan is attached hereto as Appendix 2.; and

     4. To act upon such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on August 15, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Directors


                                        /s/George L. Down
                                        -------------------------------
                                       George L. Down
                                       Secretary


Rock Hill, South Carolina
August 17, 2001

                             ADVA INTERNATIONAL INC.
                       454 South Anderson Road, Suite 214
                         Rock Hill, South Carolina 29730
                                  803.327.6790



                               --------------------

                                 PROXY STATEMENT

                               --------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of ADVA International Inc. ("ADVA" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 25, 2001 at 2:00 p.m. (Eastern Daylight Time) at the offices of the Company, 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730, and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is August 17, 2001.

         Sending in a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later-dated proxy or giving written notice to the Secretary of ADVA at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by ADVA. In addition to solicitation by mail, proxies may be solicited in person or by telephone or facsimile by directors, officers or employees of ADVA or its wholly owned subsidiary, Global Information Group USA, Inc. ("GIG") without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), ADVA is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

         A form of proxy is enclosed. If properly executed and received by ADVA in time for voting, and not revoked thereafter, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for election of the nominees for director hereinafter named, for ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors and for approval of the 2001 Stock Option Plan.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters of which ADVA has not received notice by August 15,2001, (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         ADVA is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting.

         Information presented herein for periods prior to March 2, 2001 relates to ADVA prior to the share exchange with the stockholders (the "Stockholders") of GIG, pursuant to which the Stockholders acquired a 94.57% interest in ADVA (the "Stock Exchange"). The information presented for periods after March 2, 2001 gives effect to the Stock Exchange.

         ADVA had 13,185,194 shares of Common Stock outstanding at the close of business on August 15, 2001 (the "Record Date"). In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of ADVA Common Stock entitled to vote as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         If a quorum is not present, a majority of shares that are represented in person or by proxy may adjourn or postpone the Annual Meeting until a quorum shall be present or represented.

         Each share of Common Stock is entitled to one vote on each matter brought before the Annual Meeting. The election of the six nominees for director requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the year ending March 31, 2001 and approval of the 2001 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. Approval of any other business matters properly brought before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy. Under Delaware law, an abstention, withholding of authority to vote, or broker non-vote on any proposal will not have the same legal effect as an "against" vote, and will not be counted in determining whether the proposal has received the required stockholder vote.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of August 15, 2001, the beneficial ownership of ADVA Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of ADVA outstanding Common Stock;
(ii) by each director and nominee for director of ADVA; (iii) by the Chief Executive Officer and the five most highly compensated executive officers (the "Named Officers") whose compensation exceeded $100,000 during the year ended March 31, 2001 ("Fiscal 2001") and certain other executive officers who were not serving as executive officers at the end of the last fiscal year, and (iv) by the directors, director nominees and executive officers of ADVA as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.

                                                         Number of Shares Beneficially
               Beneficial Owners (1)                              Owned                        Percent of Class
    ---------------------------------------------     -----------------------------------     -------------------
    Anthony E. Mohr                                              3,542,621                         26.87

    Heydael B.V.                                                 1,048,630(2)                       7.95
    Engweg 21
    1251 LK Laren
    The Netherlands

    Hendrik Smit                                                 1,048,630                          7.95
    Engeweg 21
    1251 LK Laren
    The Netherlands

    Hacken Investments Limited                                     769,230(3)                       5.83
    Aleman Cordero Galindo & Lee Trust
    PO Box 3175 Road Town
    Tortola, British Virgin Islands

    Sybren Ijtsen Zeilstra                                         800,000                          6.07
    Koninginnegracht 49
    2514 AE The Hague
    The Netherlands

    Meijer Lavino                                                  800,000                          6.07
    2 Vosholdal
    2930 Brasschaat
    Belgium

---------------------
(1) As used in this table, the term "beneficial ownership" means sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. More than one person may be deemed to have beneficial ownership of some securities.
(2) Hendrik Smit is deemed the beneficial owner of these shares through his voting and dispositive power of those shares.
(3) The capital stock of Hacken Investments Limited is beneficially owned 50% by Valerij Remmele and 45% by Benno P. Hafner, each of whom has voting and dispositive power of his shares. Mr. Hafner is also a director of Koenig Invest AG, one of the lenders to GIG, the Company's wholly owned subsidiary. See "Certain Relationships and Related Transactions".

                                                         Number of Shares Beneficially
               Beneficial Owners (1)                              Owned                        Percent of Class
    ---------------------------------------------     -----------------------------------     -------------------
    Prof. Dr. Ruud A. M. Pruijm                                      7,500(4)                          *
    "Leeuwenflat"  `s-Lands Werf 137
    3063 GD Rotterdam
    The Netherlands

    Philip L. van Wijngaarden                                          -0-                           -0-
    Van Blankenburgstraat 66
    2517 XS  The Hague
    The Netherlands

    Ronald G. Moyer                                                360,000(5)                       2.73
    6 Woodcross Drive
    Columbia, SC  29212

    C. Roger Jones                                                 330,000(6)                       2.50
    3050 Briarcliffe Rd.
    Winston-Salem, NC  27106

    George L. Down                                                  30,277(7)                          *
    6 Woodcross Drive
    Columbia, SC  29212

    Philip Ayoub                                                       -0-                           -0-
    276 Palmer Road
    Riverside, CT 06878

    Officers & Directors as a Group (9 Persons)                  3,940,398                          29.9

---------------------
*Less than one percent of the outstanding shares.

Unless otherwise stated, the address of each director and executive officer is that of ADVA.

(4) Dr. Pruijm is an advisory board member of Chatelin Capital Partners Limited, a firm providing investment banking, advisory and related services to GIG. See "Certain Relationships and Related Transactions".
(5) Ronald G. Moyer has sole dispositive power over 30,000 shares and is deemed the beneficial owner of 330,000 shares owned of record by Biotel, Inc. through his control over the voting power of those shares.
(6) C. Roger Jones is deemed the beneficial owner of these shares through his control as a director of Biotel, Inc. over the voting power of those shares.
(7) Includes 6,347 shares owned of record by the Helen L. Down Trust (Helen Down is the mother of Mr. Down) for which Mr. Down serves as trustee, and (ii) 1,208 shares owned of record by members of Mr. Down's family.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Bylaws currently provide that the Board shall consist of not less than three directors nor more than nine directors and that within these limits the number of directors shall be established by the Board or by the stockholders at the Annual Meeting. The Board has set the number of directors at six. At the Annual Meeting, the stockholders will elect six directors to serve for a term of one year and until each of their respective successors is elected and qualified. The Company's By-Laws do not permit stockholders to cumulate their votes for the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

         The following table sets forth certain information, as of the Record Date, regarding the Company's Board of Directors. The Board has designated the six persons listed below to be nominees for election as directors, five of whom are currently members of the Board. Each nominee has consented to being named in the Proxy Statement and to serve, if elected. The Board knows of no reason why such nominees would be unable to serve as directors. If any of the nominees should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, or the Board may reduce the number of directors to eliminate the vacancy, provided that the Board may not reduce the number of directors to less than three.

Name                           Age(1)       Position Held in the Company      Served as Director Since
-------------------------    ---------    --------------------------------    ------------------------
Anthony E. Mohr                  43       Director, Chairman and President              2001

George L. Down                   61       Director                                      1986

C. Roger Jones                   63       Director                                      1996

Ruud A. M. Pruijm                55       Director                                      2001

Michael Tolson                   54       Nominee for Director                          n/a

Philip L. van Wijngaarden        31       Director                                      2001

---------------------
(1) As of Record Date

         The principal occupation of each director and nominee for director of the Company is set forth below.

         Anthony E. Mohr is President, Chief Executive Officer and Chairman of the Board of ADVA and Chairman of the Board of GIG. After four years of study at Fordham University, Mr. Mohr became Production Manager in 1981 for Irving Miller, Inc., a marketing communications company. In 1985, he became Vice President of Irving Miller, Inc., a position he held until 1987. At that time Mr. Mohr left Irving Miller, Inc. to co-found a consulting company which provided marketing services to several Fortune 500 financial services companies. In 1989 Mr. Mohr become the Director of U.S. marketing and sales for the Royal Dutch Graphics Industry, a consortium of over 350 graphics production firms. In January 1994, Mr. Mohr joined ElectroGIG Nederland B.V. as Director of Operations. Two years later Mr. Mohr left ElectroGIG to co-found the Virtual Studio Corporation, the first commercial virtual television facility in the United States. Virtual Studio Corporation was sold within one year. In 1997 Mr. Mohr took a position in the Netherlands to act as a consultant to Europe's largest television producer, Endemol Entertainment, in the execution of its virtual television department until founding GIG in April 1998.

         George L. Down has been a Director of ADVA since 1986, including for the duration of ADVA's Chapter 11 bankruptcy proceeding. See "ADVA's Historical Background". Mr. Down served as ADVA's President from October 1997 until consummation of the Stock Exchange and, from 1998 through March, 2001, served concurrently as President of Advanced Biosensor, Inc. Mr. Down is also President, Secretary and a Director of GIG. Mr. Down was Vice President of Sales and Marketing for ADVA from April 1996 to October 1997, and, since 1986, had also served as a director. Until December 1992 and for more than ten years prior, he served as the president of Design Realizations, Ltd., a closely held corporation founded by Mr. Down. Design Realizations, Ltd. performed industrial design and corporate communications services for Fortune 500 companies as well as ADVA. Mr. Down received a Bachelor of Arts degree in Industrial Design degree from Syracuse University in 1964 and later taught advanced communications and design there as an adjunct professor.

         C. Roger Jones has been a Director since 1996. Mr. Jones was Chief Executive Officer of Carolina Medical from July 1999 to January 2000 and served as President of Carolina Medical from 1985 until 1999. From 1970 to 1985 he was Vice President of Sales and Marketing for Carolina Medical. He first commenced employment with Carolina Medical in 1961. Mr. Jones has also served as Chairman for Eagle Golf Ball Company, Inc. since 1988.

         Prof. Dr. Ruud A. M. Pruijm began serving as a Director of ADVA from and after the Closing. Prof. Pruijm is also a Director of GIG and is president of Pruijm Informatica B.V., an independent information strategy consultancy firm and a part-time professor of Information Management at the Erasmus University of Rotterdam (the Netherlands). Prof. Pruijm is a Dutch certified public accountant. From 1972 through 1977 he worked for KPMG as an Electronic Data Processing Auditor. In 1977 he joined Coopers Lybrand as its principal information systems consultant. In 1981 he joined the ING Group as a Senior Manager for Planning and Research and in 1997 became Vice President for Planning and Research and Advisor to the Board of Directors. Prof. Pruijm is also member of the advisory board of Chatelin Capital Partners Limited, a firm providing investment banking, advisory and administrative services and assistance to GIG.

         Michael Tolson is a nominee for Director. Mr. Tolson is a director and the Chief Executive Officer of internet software infrastructure provider Envoii Corporation, which he co-founded in 1998. Prior to co-founding Envoii Corporation, Mr. Tolson in 1992 co-founded Xaos Tools Inc., a broadcast television special effects software company. Mr. Tolson served as Chief Technology Officer and as a director of Xaos Tools Inc. until 1998.

         Philip L. van Wijngaarden began serving as a Director of ADVA from and after the Closing. Mr. van Wijngaarden is also a Director of GIG. His principal employment is as Managing Director of Paramount Corporate Finance B.V., a firm providing venture capital and related corporate finance services to start-up and development stage enterprises. Prior to joining Paramount Corporate Finance B.V. in September 2000, Mr. van Wijngaarden was Managing Director of Chatelin Capital Partners Limited, the investment advisor to the Company and other start-up technology companies in Europe and the United States. Mr. van Wijngaarden is a licensed attorney in the Netherlands with experience in cross-border mergers and acquisitions from both a legal and a financial perspective. He also sits on the non-executive Board of Directors for the European Association of Securities Dealers (EASDAQ).

Director Compensation

         Prior to March 2001, Directors who were not employees of ADVA received no compensation. Commencing in March 2001, Directors who were not employees of ADVA were paid a fee of $250 for attendance in person and $125 for telephonic attendance at each meeting of the Board of Directors of ADVA, with no fee being paid for attendance at meetings of any of ADVA's subsidiaries and $125 for attendance at each meeting of any committee of the Board not held in conjunction with a scheduled Board meeting.

         The Board has approved a Director Compensation Plan for Non-Employee Directors which, in lieu of cash compensation, grants options as follows: 500 shares and 250 shares for physical attendance at each regular Board or Board committee meeting, respectively; 250 shares and 125 shares for attendance by teleconference at each regular Board or Board committee meeting, respectively; 125 shares for attendance by teleconference at each special meeting of the Board; and 2,000 shares to new directors on the date of their election to the

Board. Such options will be granted from the 2001 Stock Option Plan and shall be priced according to the 2001 Stock Option Plan.

         In recognition of services rendered by him prior to the Closing of the Agreement of Stock Exchange, the Board has granted to Prof. Dr. R.A.M. Pruijm an option to purchase 10,000 shares.

Meetings and Committees of the Board of Directors

         During the 2001 fiscal year ("Fiscal 2001"), the Board of Directors of ADVA held three meetings. All directors attended at least 75% of the aggregate meetings of the Board and the Committees on which they served.

            In Fiscal 2001, ADVA's Board of Directors had only one standing committee (the "Committee"). The Board established the Committee for the purpose of seeking potential reverse merger candidates, reviewing information, negotiating terms and presenting recommendations to the Board for approval. The Committee was composed of two members of ADVA's Board, one of whom was also an officer and director of Biotel Inc. ("Biotel"), then-majority stockholder of ADVA, the chief financial officer of Biotel, and an outside member who was also an outside director of Biotel. The Committee held approximately four meetings in Fiscal 2001.

         Executive Committee

         The Board of Directors has appointed an Executive Committee to act when a meeting of the full Board of Directors is not feasible. The Executive Committee members are Anthony Mohr, George Down and Philip van Wijngaarden. The Executive Committee will consider nominees for director recommended by stockholders provided that the names and qualifications of such persons are submitted no later than the date established for the submission of stockholder proposals for action at the Company's next annual meeting of stockholders. See "Stockholder Proposals".

         Audit Committee

         The Company has never had an Audit Committee. The Board of Directors plans to appoint an Audit Committee to recommend the selection of ADVA's auditors, review the scope and results of audits, review the adequacy of ADVA's accounting, financial and operating systems and supervise special investigations. The proposed Audit Committee members are Messrs. Pruijm, van Wijngaarden and Tolson, pending their election as directors. On August 14, 2001, the Board voted to adopt an Audit Committee Charter, a copy of which is attached as Appendix 1.

         As an OTC Bulletin Board-traded company and small business issuer, ADVA has chosen, pursuant to applicable Securities and Exchange Commission rules, to be governed by the rules of Nasdaq in the determination of the independence of Audit Committee Members.

         The Board of Directors of the Company believes that all the proposed members of the Audit Committee are independent as defined in the rules of Nasdaq.

                               EXECUTIVE OFFICERS

         The executive officers of ADVA and GIG, its operating subsidiary, as of August 15, 2001, are set forth below:

         Name              Age                    Position with ADVA and/or GIG
------------------------  -----   ---------------------------------------------------------
Anthony E. Mohr             43    President and Chief Executive Officer of ADVA since 2001;
                                  President  of GIG from 1998 (inception) to March, 2001.

George L Down               61    President and Secretary of GIG since March, 2001.

Thomas A Kruger             60    Principal Accounting Officer of ADVA and GIG as of May 1,
                                  2001.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation paid by the Company and its subsidiaries, including GIG, to the Chief Executive Officer and each Named Officer during the Fiscal Years 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation (1)                        Long Term Compensation
                               -----------------------------------------------------   --------------------------------
                                                                                          Securities
                                                                      Other Annual        Underlying         All Other
                                            Salary        Bonus       Compensation     Option Grants(2)    Compensation
 Name and Principal Position     Year        ($)           ($)             ($)               (#)                ($)
------------------------------  ------    ----------     -------     ---------------   ----------------    ------------
Anthony E. Mohr                  2001      $110,000        -0-             -0-               -0-                -0-
President and Chief              2000      $ 39,900        -0-             -0-               -0-                -0-
Executive Officer of ADVA        1999      $ 99,000        -0-             -0-               -0-                -0-
since March 2, 2001; Chief
Executive Officer of GIG.

George L. Down                   2001           -0-        -0-             -0-               -0-                -0-
President of ADVA until          2000      $  6,500(3)     -0-             -0-               -0-                -0-
March 2, 2001; Secretary of      1999      $ 90,000        -0-             -0-               -0-                -0-
ADVA thereafter; President
and Secretary of GIG

Ronald G. Moyer                  2001           -0-        -0-             -0-               -0-                -0-
Vice President and Treasurer     2000      $ 19,500(4)     -0-             -0-               -0-                -0-
of ADVA until March 2, 2001      1999           -0-        -0-             -0-               -0-                -0-

Philip Ayoub                     2001      $ 42,583        -0-             -0-               -0-                -0-
Acting Chief Financial           2000           -0-        n/a             n/a               n/a                n/a
Officer of ADVA and GIG from     1999           -0-        n/a             n/a               n/a                n/a
April, 2000 through  July
19, 2001.

---------------------
(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each officer's total salary and bonus.
(2) See "Executive Employment Agreements and Employment Arrangements" for a description of options granted to Messrs. Mohr and Down in connection with their respective employment agreements.
(3) The value of 10,000 shares of Common Stock issued in lieu of cash compensation
(4) The value of 30,000 shares of Common Stock issued in lieu of cash compensation.

Executive Employment Agreements and Employment Arrangements

         ADVA has an employment agreement with Anthony E. Mohr. GIG has an employment Agreement with George L. Down. GIG and ADVA have engaged Thomas A. Kruger as chief financial advisor.

         Anthony E. Mohr. Mr. Mohr's agreement provides for his employment by ADVA as its Chief Executive Officer, President and Chairman of the Board for a term of one year commencing March 2, 2001. Mr. Mohr's employment continues for an additional year from the expiration date unless either Mr. Mohr or ADVA give written notice of termination to the other within sixty (60) days of the expiration date. Mr. Mohr's salary for the first six months of the term is $110,000, with an increase to $140,000 contemplated commencing in the seventh month of employment. Mr. Mohr is reimbursed for reasonable business travel and related expenses and is reimbursed at a rate of $0.35 per mile when using his personal automobile for company business. In connection with his employment, Mr. Mohr has been granted a stock option to purchase 100,000 shares of ADVA Common Stock. The first 25,000 shares vested on the date the Board approved Mr. Mohr's employment agreement. The remaining shares vest in increments of 25,000 on the first day after the first, second and third anniversaries of Mr. Mohr's employment date. ADVA reimburses Mr. Mohr for family health insurance up to a maximum of $1,500 per month until such time as ADVA can provide coverage substantially equivalent to Traditional Plan D of Horizon Blue Cross/Blue Shield of New Jersey. ADVA also pays $10,000 annually in respect of a "key man" life insurance policy for the duration of Mr. Mohr's employment. In the event ADVA requires Mr. Mohr to relocate, Mr. Mohr will receive a relocation allowance up to $15,000 for a move up to 1,500 miles and up to $25,000 for any move over 1,500 miles from his then current residence. In addition, Mr. Mohr is entitled to benefits as would generally be provided to ADVA's senior executives, including participation in incentive compensation and benefit plans, and vacation, personal and sick leave. If ADVA terminates Mr. Mohr without cause or fails to renew his employment agreement, Mr. Mohr receives his base salary, group hospitalization, health care and sick leave plan benefits and his accrued and unused vacation and personal leave for the greater of the remainder of his employment term or six months. If Mr. Mohr becomes totally disabled, ADVA will pay a lump sum consisting of his then salary, reduced by the amount of any benefits to which he is entitled under any ADVA or government disability plan or pension plan. While employed and while receiving severance or disability payments, Mr. Mohr is also bound by non-competition, non-disclosure and non-solicitation provisions.

         George L. Down. Mr. Down was employed by GIG as its President commencing May 1, 2001. Mr. Down also serves as a director of GIG. Mr. Down's annual salary is $125,000. In connection with his employment as President of GIG, Mr. Down was also granted a stock option to purchase 100,000 shares of ADVA Common Stock. The first 25,000 shares vested on the date Mr. Down commenced his employment. The remaining shares vest in increments of 25,000 on the first day after the first, second and third anniversaries of Mr. Down's employment date. Mr. Down's reasonable, approved business travel and associated expenses are reimbursed by GIG. Mr. Down is eligible for a monthly reimbursement for personal automobile usage at a rate of $0.35 per mile when on company business, including when commuting to and from the GIG office. In addition, Mr. Down is entitled to benefits as would generally be provided to other senior executives, including participation in incentive compensation and benefit plans, and vacation, personal and sick leave. In the event GIG terminates Mr. Down without cause or fails to renew his employment agreement, Mr. Down receives his base salary; group hospitalization, health care and sick leave plan benefits and his accrued and unused vacation and personal leave for the greater of the remainder of his employment term or three months. If Mr. Down becomes totally disabled, GIG will pay a lump sum consisting of his then salary, reduced by the amount of any benefits to which he is entitled under any GIG or government disability plan or pension plan. While employed and while receiving severance or disability payments, Mr. Down is also bound by non-competition, non-disclosure and non-solicitation provisions.

         Thomas A. Kruger. Mr. Kruger serves both ADVA and GIG as chief financial advisor for a one year term under a consulting agreement effective May 1, 2001. Mr. Kruger is reimbursed at the rate of $50 per hour based on a minimum of 86 hours per month. Additional hours requested by ADVA or GIG are charged at a rate of $75 per hour. Mr. Kruger has also been granted options to purchase 25,000 shares of ADVA Common Stock, vesting in four equal increments of 6,250 shares each. The initial 6,250 shares vest August 1, 2001, with an additional 6,250 shares vesting on each of November 1, 2001, February 1, 2002 and May 1, 2002. Mr. Kruger serves as principal accounting officer of both ADVA and GIG.

-------------------------------------------------------------------------------

                 OPTIONS/SAR GRANTS DURING THE LAST FISCAL YEAR

         There were no grants of options or stock appreciation rights during Fiscal 2001.

              AGGREGATED OPTIONS/SARs EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         There were no exercises of options during the last fiscal year and there are currently no outstanding options. In June 2000, in connection with the Agreement of Stock Exchange, Mr. Jones released all his unexercised options in favor of ADVA.

-------------------------------------------------------------------------------

              EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Policies.

         The Executive Committee is composed of both employee and non-employee directors. Mr. Mohr, who is a member of the Executive Committee, does not participate in discussions regarding his compensation. Compensation packages for executive officers of ADVA and GIG consist of base salary and stock option grants. The recommendations of the Executive Committee are submitted to the full Board for approval.

         The objective of the Executive Committee when considering executive compensation is to enhance the long-term profitability of ADVA and GIG by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the stockholders. Compensation decisions will also be influenced by capital requirements in light of ADVA's status as a developing enterprise.

         As ADVA continues to develop, certain additions to executive staff will be necessary. ADVA and GIG believe they must provide competitive compensation packages. Long-term compensation tied to the creation of stockholder value should constitute a significant component of executive officers' compensation. It is the Executive Committee's policy to attempt to restrain base salary cash compensation (subject to competitive pressures), while motivating management to increase stockholder value by providing executive officers with stock options which will not confer value upon the recipients unless and until ADVA's share price rises. Accordingly, it is anticipated that stock options will constitute a significant component of the compensation package provided to executive officers.

         ADVA has entered into an employment agreement with Anthony Mohr which was effective March 2, 2001. GIG entered into an employment agreement with

George L. Down (effective May 1, 2001) and ADVA and GIG entered into a consulting agreement with Thomas A. Kruger (effective May 1, 2001). See "Executive Employment Agreements and Employment Arrangements".

         Base salaries for executive officers are competitively set relative to companies in peer businesses. In reviewing base salaries, the Executive Committee will also consider individual experience and performance.

         Stock option grants are intended to encourage officers and other key employees to remain employed by ADVA or GIG by providing them with a long term interest in the overall performance of the companies as reflected by the performance in the market of ADVA's Common Stock. In granting stock options, the Executive Committee takes into account prior stock option grants and considers the executive's level of compensation and past contributions.

         George L. Down was ADVA's President for most of Fiscal 2001. Mr. Down's compensation for Fiscal 2001 reflects ADVA's status as a non-operating shell. The Board of Directors appointed Anthony E. Mohr President on March 2, 2001. Mr. Mohr's base salary is competitively set in comparison to the salaries of chief executive officers in similarly situated technology companies. As with the other executive officers of ADVA and GIG, Mr. Mohr's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.


                             The Executive Committee

   Anthony E. Mohr             Philip van Wijngaarden         George L. Down
---------------------       ----------------------------   --------------------


-------------------------------------------------------------------------------

Executive Committee Interlocks and Insider Participation

         The Executive Committee members are Anthony E. Mohr, Philip van Wijngaarden and George L. Down.

         Mr. Mohr is President and Chief Executive Officer of ADVA and Chief Executive Officer of GIG. He also serves as a director of both ADVA and GIG.

         Mr. Down is President of GIG and serves as Secretary and a director of ADVA.

-------------------------------------------------------------------------------

FINANCIAL PERFORMANCE

         The Company ceased business operations as of May 11, 1999 and, until consummation of the Agreement of Stock Exchange on March 2, 2001, existed only as a public shell company. With the consummation of the Agreement of Stock Exchange, GIG, an operating company, became a wholly owned subsidiary of the Company. The Company does not believe that providing stock performance information, given the short period of time between the Closing of the Agreement of Stock Exchange (March 2, 2001) and year end (March 31, 2001) would be meaningful. In addition, as a "small business issuer", the Company is not required to provide such information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Global Information Group USA, Inc. ("GIG")

         On January 14, 2000, GIG entered into a Share Purchase and Stockholders' Agreement (the "Share Purchase Agreement") pursuant to which GIG borrowed in three tranches an aggregate of $1,500,000 from Koenig Invest AG, a Swiss company with a principal place of business in Zug, Switzerland ("Koenig") and Newick Developments Limited, a company incorporated in the British Virgin Islands with its principal place of business in Tortola, B.V.I. ("Newick").; Jolec Trading Limited, a British Virgin Islands company, purchased from Anthony Mohr 100 shares of the issued and outstanding shares of GIG for the sum of $1; and Chatelin Capital Partners Limited ("CCP"), a firm providing investment banking, advisory and related services to GIG received: (i) a fee of 2.5% of the loan principal amount in return for services rendered in connection with arranging the loans from Koenig and Newick; and (ii) an option to purchase 300 GIG shares (equating to 3,145,920 shares of ADVA Common Stock in the Stock Exchange) for the sum of $1 at the time the second tranche was advanced; and either (a) options in an IPO event for $2,500,000 worth of shares at issue price and a further 10% of the issued shares at a 30% discount to the issue price; or
(b) options in a takeover or merger event to purchase 10% of GIG's issued and outstanding share capital (determined as at the date of exercise) (equating to 1,246,875 shares of ADVA Common Stock in the Stock Exchange) at a 65% discount to the value assigned to the shares for the purposes of the transaction, and a further 5% of GIG's issued and outstanding share capital (equating to 623,437 shares of ADVA Common Stock in the Stock Exchange) at a discount of 90% to the value assigned to the GIG shares (the "Take-over Options").

         Pursuant to basic terms agreed in the Share Purchase Agreement, GIG, Koenig and Newick subsequently entered into loan agreements entitling GIG to borrow an aggregate of $1,500,000 and pursuant to which CCP received a fee for advisory services rendered amounting to 2.5% of the loan principal (the "Loan Agreements").

         In February 2000, GIG drew down $300,000 against the aggregate $1,500,000 loan. Pursuant to the Share Purchase Agreement and the relevant loan agreements, CCP received an arrangement fee of $7,500 resulting in net proceeds to GIG of $292,500. In May 2000, Jolec Trading Limited exercised an option to subscribe for one percent (1%) of GIG resulting in proceeds to GIG of $300,000.

         In March 2000, in anticipation of the Stock Exchange, CCP exercised the Take-over Options and caused the transfer of the underlying shares to certain Stockholders. As proceeds from the exercise of the Take-over Options, GIG received $450,000, net of $750,000 in fees due CCP in connection with investment and other advisory services rendered in connection with the Stock Exchange. Fiona van Hulst, a Stockholder of GIG and a director of CCP, personally acquired
2.38 GIG shares, which converted to 25,000 shares of ADVA Common Stock after giving effect to the Stock Exchange.

         In May 2000, GIG drew down a further $400,000, net of an arrangement fee of $30,000 to CCP, against the aggregate $1,500,000 loan.

         In February 2001, GIG drew down the balance of the available loan proceeds ($800,000). No arrangement or other fees were due or have been paid in connection with this disbursement.

         Certain of the Stockholders and Newick Developments Limited (one of the lenders to GIG) share a common Managing Director. Each of Jolec Trading Limited, Sorensen's Securities Limited, Gorilla Ventures N.V., Moana Lake Finance Corporation and Viewmont Holdings Limited are managed by Intertrust (Curacao) N.V., a Netherlands Antilles firm providing company management and formation services, trustee and other professional and financial services. In addition, the capital stock of Hacken Investments Limited (which owns ADVA common stock representing approximately 5.8% of ADVA's issued and outstanding share capital), is 45% beneficially owned by Benno P. Hafner, a director of Koenig.

         In order to comply with all the terms and conditions of the Agreement of Stock Exchange, the parties to the Share Purchase Agreement and the Loan Agreements executed a Waiver and an Agreement effectively amending the Share Purchase Agreement and the Loan Agreements. The Waiver and Agreement serve to delete certain provisions and revise others in the Share Purchase Agreement and the Loan Agreements which were inconsistent with the requirements of the Agreement of Stock Exchange. The Waiver and the Agreement were filed as exhibits to ADVA's Current Report on Form 8-K filed March 5, 2001.

         Since the execution of the Agreement of Stock Exchange, certain changes in the composition of Stockholders occurred. Pursuant to the Agreement of Stock Exchange, all the parties to the Agreement of Stock Exchange, together with the new stockholders, subsequently executed a Stock Exchange Joinder Agreement in which ADVA and Biotel consented to the transfer of GIG shares and the new stockholders agreed to be bound by the Agreement of Stock Exchange and all ancillary documents which contemplated the consummation of the Stock Exchange.

         On May 14, 1998, GIG and Inrisco B.V. ("Inrisco") entered into a letter agreement whereby Inrisco purchased 100 shares of GIG, which constituted 10% of GIG's issued and outstanding share capital (equating to 1,246,875 shares of ADVA Common Stock in the Stock Exchange) (the "Letter Agreement"). The Letter Agreement contained certain clauses affording minority stockholder protections to Inrisco and to co-investors, and to their respective successors and assigns. In November 1998, Inrisco transferred its entire holding to three individuals who, according to the terms of the Letter Agreement, may have been able to invoke the minority stockholder protections originally afforded to Inrisco.

         In contemplation of the Agreement of Stock Exchange, all the Stockholders (including the three individuals who acquired the Inrisco shares) executed a Termination Agreement and Mutual Release whereby they agreed that the Letter Agreement (and the minority stockholder protections provided therein) was of no further force or effect and did not and will not, individually or collectively, inure to the benefit of any of the Stockholders. The Termination Agreement and Mutual Release was filed as an exhibit to ADVA's Current Report on Form 8-K filed March 5, 2001.

         ADVA

         On February 3, 2000, the ADVA Board appointed a committee consisting of Ronald Moyer, George Down, Roger Griffis and L. John Ankney for the purpose of seeking potential reverse merger candidates, negotiating terms of a stock sale or merger and presenting recommendations for the Board's approval. The Board also approved a resolution to issue ADVA Common Stock to members of the committee and to one or more outside consultants in lieu of cash compensation for providing these services to ADVA. On February 5, 2000, ADVA entered into an agreement with a consultant to advise the Board and the committee regarding opportunities for merging a private company into ADVA. On March 24, 2000, pursuant to the resolution, Mr. Moyer received 30,000 shares of ADVA Common Stock, Mr. Down, Mr. Griffis and Mr. Ankney each received 10,000 shares of ADVA Common Stock and the consulting firm received 60,000 shares of ADVA Common Stock.

         ADVA's Historical Background

         ADVA (then known as Advanced Medical Products, Inc. ("Advanced Medical") was incorporated in the state of Delaware in September 1986, and in June 1987 concluded an IPO of its Common Stock, raising $2,034,000 net proceeds. In 1994 Nishimoto Sangyo Company Ltd., a Japanese distributor of Advanced Medical's products, purchased 2,000 shares of Preferred Stock in Advanced

Medical for $2,000,000. Through 1997 Nishimoto accepted additional shares of Preferred Stock and common stock in satisfaction of unpaid dividends on the Preferred Stock. 160 Preferred shares were issued to SCANA Development Corporation in 1996.

         On January 12, 1996 Carolina Medical, Inc., a privately held medical device manufacturing company located in King, North Carolina, purchased 750,000 shares of Advanced Medical's authorized but unissued Common Stock for $150,000. BioTel International Inc., a holding company (which was subsequently acquired by Carolina Medical) purchased an additional 1,400,000 shares of Advanced Medical's Common Stock on March 29, 1996 for $280,000. On October 20, 1997 Advanced Medical entered into a Stock Purchase Agreement with Carolina Medical, Inc., selling an additional 850,000 shares of Common Stock of Advanced Medical to Carolina Medical, Inc. for $263,500. This stock purchase increased Carolina Medical's ownership in Advanced Medical to 3,000,000 shares, or 50.3 percent, of the 5,962,495 issued and outstanding Common Stock shares.

         In May 1998 Nishimoto Sangyo exchanged 300,000 common stock shares and 2,217 preferred stock shares in Advanced Medical for shares of Carolina Medical, Inc. This transaction brought Carolina Medical's ownership in Advanced Medical to 55.3% of the common stock and 93.3% of the preferred stock of Advanced Medical issued and outstanding. In June 1998 Carolina Medical purchased from SCANA Development Corporation the remaining 160 Preferred shares of Advanced Medical. As of June 30, 1998, dividends on the Preferred Stock of $162,981 were owed to Carolina Medical by Advanced Medical.

         On July 23, 1998, Biosensor acquired all of the outstanding shares of CMI of Minnesota ("CMI"), a Minnesota corporation, pursuant to a Plan of Reorganization and Agreement by and between CMI and Biosensor. Carolina Medical Inc., a North Carolina corporation which owned 55.3% of the common stock and all of the preferred stock of Advanced Medical, was merged with and into CMI, which also owned Braemar, Inc., a North Carolina corporation operating in Minneapolis, MN. This transaction became effective July 1, 1998 and was recorded as a "reverse acquisition", whereby CMI was deemed to have acquired Biosensor. The net assets of Biosensor acquired were recorded at fair market value. The historical financial statements of Biosensor prior to the acquisition became those of CMI. Subsequent to July 1, 1998, the financial statements of Biosensor include the operations of the combined companies, including Carolina Medical, Braemar, and Advanced Medical.

         In July 1998, the board approved a plan to sell Advanced Medical's MICROS QV product line to Carolina Medical in exchange for all of the 2,377 shares of Preferred Stock in Advanced Medical (having a face value of $2,377,000), and the unpaid dividends of $162,981. In October 1998 the Plan that had been approved by both companies was completed, and all of the shares of Advanced Medical's Preferred Stock issued and outstanding were retired.

         On March 23, 1999, Advanced Medical filed a motion with the Federal Bankruptcy Court, District of South Carolina, for an order authorizing the sale of all assets, including equipment, inventory, and accounts receivable, outside the ordinary course of business, free and clear of all liens and encumbrances and other interests, pursuant to 11 U.S.C. Section 363 of the bankruptcy code. Advanced Medical continued to operate as debtor in possession, pending sale of the assets. Emergent Asset Based Lending, L.L.C., Advanced Medical's principle secured lender whose loan agreement has been in default since December, agreed to continue to lend against receivables and inventory based on Biosensor's guarantee of the debt. As of March 22, 1999, $ 253,446 was borrowed by Advanced Medical under this agreement.

         On May 11, 1999 pursuant to the order of the Bankruptcy Court, Advanced Medical sold all assets, including equipment, inventory, and accounts receivable, outside the ordinary course of business, free and clear of all liens and encumbrances and other interests. Biosensor Corporation purchased the assets and assumed all of the secured debt, employee and commission liabilities, and all customer warranty and service liabilities of Advanced Medical. In addition, Biosensor made a payment of $68,000 for certain priority claims and administrative expenses, and for distribution to outside unsecured creditors. Biosensor and its subsidiaries agreed not to participate in distribution of payments toward unsecured claims, although their claims exceeded unsecured claims by all non-affiliated creditors combined. The assets and liabilities of Advanced Medical were consolidated with the operating assets and liabilities of Biosensor, and the assets and liabilities of Diagnostic Monitoring purchased by Biosensor from Cardiac Science Inc. on December 31, 1998, into Advanced Biosensor, Inc., a new wholly owned subsidiary of Biosensor, which also assumed Advanced Medical's lease obligations and continued to operate the business at the present Columbia, SC location. On May 23, 1999 stockholders of Biosensor Corporation voted to change the name of Biosensor Corporation to BIOTEL Inc.

         On June 29, 1999 the Bankruptcy Court entered an order confirming the Plan of Reorganization. Advanced Medical filed the Final Report with the Court on October 5, 1999, and the Final Decree closing the bankruptcy case was issued by the Court on November 9, 1999. Advanced Medical changed its name to "ADVA International Inc." on March 14, 2000.

         In connection with the Stock Exchange, ADVA on April 14, 2000 filed with the Court a Motion to Reopen the Case in order to seek modification of the plan of reorganization confirmed by the Order of Confirmation entered June 29, 1999. The Motion to Reopen the Case was granted by the Court on April 20, 2000 and the Court entered an Order granting the Company an expedited hearing. Also on April 20, 2000, ADVA filed a Motion to Revise Certain Language of Confirmed Plan and to Modify Confirmed Plan to Delete Dissolution and Cancellation of Stock Language (the "Motion to Revise"). In the Motion to Revise, ADVA sought authorization to modify the confirmed plan to delete language stating that it would be dissolved and the stock of its stockholders extinguished, and to insert provisions stating that ADVA shall continue its existence, and that the shares of its stock shall remain valid. The court re-opened the case and, on May 5, 2000, the Court issued an order approving and amending the Plan of Reorganization in order that a transaction fee could be realized for the benefit of creditors of Advanced Medical Product, Inc. and the payment of certain expenses, thus allowing the transactions contemplated by the Agreement of Stock Exchange to proceed. On January 5, 2001, the Court entered an order closing the re-opened case.

         From March 2, 2001 through May 31, 2001, the Company leased office space from Biotel, Inc., a stockholder of the Company. This lease, which was oral, expired upon the Company's occupying its new premises in Rock Hill, South Carolina. The Company's new premises, which are approximately 25 miles south of Charlotte, North Carolina, are also leased, with a term of three years beginning June 1, 2001.

Employee Loans

         GIG

         Anthony Mohr, Chairman of ADVA's Board and then-President of GIG, loaned GIG $62,500 on January 14, 2000 carrying an annual interest rate of 10%. The loan repayment amount was later offset by the repayment of loans from GIG to Mr. Mohr of approximately $29,000, also carrying an annual interest rate of 10%.

-------------------------------------------------------------------------------

                   PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         Action is to be taken by the stockholders at the Annual Meeting with respect to the ratification of BDO Seidman, LLP, the Company's current independent public accountants, as independent accountants for the Company for the fiscal year ending March 31, 2001. BDO Seidman, LLP does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in BDO Seidman, LLP.

         The Board of Directors of the Company have approved BDO Seidman, LLP as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

          A representative of BDO Seidman, LLP will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

         Notwithstanding the ratification by stockholders of the appointment of BDO Seidman, LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF BDO SEIDMAN, LLP, AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

Former Independent Accountants

         The engagement of the former independent accountant, McGladrey & Pullen, LLP, was terminated by the Company on March 2, 2001 because the Board of Directors of the Company believed that the best interests of the Company would be served by engaging a new independent accounting firm.

         The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company and was completed in a cooperative effort with McGladrey & Pullen, LLP.

         During the Company's two most recent fiscal years preceding such dismissal there were no matters of disagreements between the Company and its former independent accountants. The former independent accountants have not advised the Company during the two most recent fiscal years preceding of any of the following events:

               (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

               (b) that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management;

               (c) that it needs to significantly expand the scope of its audit or that information has come to its attention which may adversely impact the fairness or reliability of a previously issued audit report or financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management; or that due to the accountant's dismissal, it did not expand the scope of its audit or conduct such further investigation; or

               (d) that there have been any issues that have not been resolved to the satisfaction of the former independent accountants or that would otherwise affect its ability to render an unqualified audit report.

Independent Accountants' Audit Fees

         The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the combined annual financial statements for ADVA and GIG for the fiscal year ended March 31, 2001 ("Fiscal 2001") and the review of interim financial information totaled $66,532.

         The aggregate fees billed by McGladrey & Pullen, LLP for professional services rendered for the audit of the financial statements included in ADVA's Form 10-KSB for Fiscal 2000 and services related to Forms 10-Q for Fiscal 2001 totaled $16,045.

Financial Information Systems Design and Implementation Fees

         For Fiscal 2001, neither McGladrey & Pullen, LLP nor BDO Seidman, LLP rendered any professional services related to financial information systems design and implementation.

All Other Fees

         BDO Seidman, LLP, billed no fees for Fiscal 2001 other than for services covered by the two preceding paragraphs.

         The aggregate fees billed for services rendered by McGladrey & Pullen, LLP, other than for services covered above, was $780.

         McGladrey & Pullen, LLP, will not be represented at the Annual Meeting.

                 PROPOSAL 3 - APPROVAL OF 2001 STOCK OPTION PLAN

         On August 14, 2001, the Board of Directors approved, subject to the approval of the Company's stockholders, the 2001 Stock Option Plan. Set forth below is a summary of the provisions of the 2001 Stock Option Plan, adopted by the Board of Directors on August 14, 2001. This summary is qualified in its entirety by the detailed provisions of the text of the actual 2001 Stock Option Plan, a copy of which is attached hereto as Appendix 2.

         Eligibility

         All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under the 2001 Stock Option Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under the 2001 Stock Option Plan.

         Awards Under the 2001 Stock Option Plan

         Options granted under the 2001 Stock Option Plan may be Incentive Stock Options, or Non-Qualified Stock Options. Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options.

         Administration

         The 2001 Stock Option Plan shall be administered by the Board of Directors of the Company, or a compensation committee appointed by the Company's Board of Directors. If administered by a committee, the terms of the 2001 Stock Option Plan require that the committee consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the compensation committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under the 2001 Stock Option Plan. References to the term "Committee" herein refer to either the Company's Board of Directors or such committee. Under the 2001 Stock Option Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the 2001 Stock Option Plan as it considers desirable. The Committee has the right to construe the 2001 Stock Option Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 2001 Stock Option Plan and the options issued pursuant to it.

         Common Stock Subject to the 2001 Stock Option Plan

         The aggregate number of shares which may be issued upon the exercise of options under the 2001 Stock Option Plan is 1,400,000 shares of the Company's Common Stock.

         Limitation on Maximum Number of Options Awarded

         The 2001 Stock Option Plan provides that the maximum number of options which may be awarded to any single optionee under the 2001 Stock Option Plan shall be no more than is equal to 80% of the shares reserved for issuance under the 2001 Stock Option Plan. The purpose of this limitation is to enable awards made pursuant to the 2001 Stock Option Plan to comply with the conditions of
Section 162(m) of the Internal Revenue Code which provide for the deductibility of compensation paid to the Company's Named Officers if it is performance based.

         Exercise Price of Options/Payment of Exercise Price

         The option price for options issued under the 2001 Stock Option Plan shall be equal to the fair market value of the Company's Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

         The 2001 Stock Option Plan permits, only upon the approval of the committee administering the Plan, payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, only if permission is obtained, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure, where allowed, could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

         Special Provisions for Incentive Stock Options

         The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the 2001 Stock Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the 2001 Stock Option Plan is exercisable only during the lifetime of an optionee, and are exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

         Exercisability and Expiration of Options

         All options granted pursuant to the 2001 Stock Option Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

         All unexercised options terminate three months following the date on which an optionee's employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). In the event an optionee terminates his or her employment with the Company or a subsidiary, or is terminated for Cause, his or her unexercised stock options terminate immediately.

         The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

         Expiration of the Stock Option Plan

         Unless terminated earlier by the Board of Directors, the 2001 Stock Option Plan will remain in effect until all awards granted under 2001 Stock Option Plan have been satisfied by the issuance of shares provided that no new awards may be granted under such 2001 Stock Option Plan more than ten years from of the date the 2001 Stock Option Plan was adopted by the Company.

         Adjustments

         The 2001 Stock Option Plan provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in the event of a declaration of a stock dividend, distribution or other offering of shares, merger, consolidation, transfer of assets, reorganization, split up, combination or recapitalization.

         Transferability of Non-Qualified Stock Options

         Except as otherwise provided by the Rules and Regulations of the SEC, the 2001 Stock Option Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

         Amendments

         Except as required pursuant to Rule 422 of the Code or any successor or provision, the Board of Directors may amend or supplement the 2001 Stock Option Plan, including the form of option agreement, in any way, or suspend or terminate such plan at any time, as determined by the Board of Directors without the approval of stockholders; provided, however, that such action shall not affect options granted under the 2001 Stock Option Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

         It is contemplated that the Company will grant options to purchase approximately 360,000 shares of common stock to executive level employees to be hired by the Company in the near term.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2001 STOCK OPTION PLAN.

-------------------------------------------------------------------------------

                                 OTHER BUSINESS

The Company is not aware of any other matters that will be presented at the Annual Meeting. If other matters are properly introduced, the proxy holders will vote the shares they represent in accordance with their best judgment.


-------------------------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires ADVA's directors, executive officers, and persons who own more than 10% of a registered class of ADVA's equity securities, to file with the SEC initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of ADVA. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish ADVA with copies of all Section 16(a) forms they file.

         To ADVA's knowledge, based solely on a review of the copies of such reports furnished to ADVA and written representations that no other reports were required, during the fiscal year ended March 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for Mr. Down, who filed a late Form 5 report.

STOCKHOLDER PROPOSALS

         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Stockholders (the "2002 Meeting") will be February 12, 2002. As to all such matters which the Company does not have notice on or prior to February 12, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002 Meeting to vote on such proposal. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the 2002 Meeting require that a stockholder proposal regarding the 2002 Meeting must be submitted to the Company at its office located at 454 South Anderson Road, Rock Hill, South Carolina 29730 by February 12, 2002, to receive consideration for inclusion in the Company's 2002 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended March 31, 2001 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Plan of Operation".

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

ADVA International Inc.
454 South Anderson Road, Suite 214
Rock Hill, South Carolina 29730
Attn:  George L. Down


                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/George L. Down
                               -----------------------------------

                               GEORGE L. DOWN
                               SECRETARY

                                   APPENDIX 1


                             ADVA International Inc.

                             AUDIT COMMITTEE CHARTER

Composition

The Audit Committee shall be composed of at least two directors, a majority of whom are not officers or employees of the Company or its subsidiaries and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director and are, or will shortly become, financially literate.

Objective of the Audit Committee

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company.

Specific Responsibilities of the Audit Committee

In fulfilling its objectives, the Audit Committee shall have the responsibility with respect to:

The Company's Risks and Control Environment:
--------------------------------------------

o To review management's overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company's controls in areas representing significant financial and business risks;

o To establish, review and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefing from management and others on how compliance with ethical policies and other relevant company procedures is being achieved;

o To review, with the Company's counsel, legal matters, including litigation, compliance with securities trading policies, the Foreign Corrupt Practices Act and other laws having a significant impact on the Company's business or its financial statements; and

o To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate.

The Hiring and Firing of the Relationship with the Independent Accountants:
---------------------------------------------------------------------------

o To act together with the Board of Directors in the selection and annual evaluation of the effectiveness and objectivity of the independent accountants and, where appropriate, replace such accountants (or, if applicable, nominate new independent accountants for stockholder approval in any Company proxy statement).

o To instruct the independent accountants that they are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the stockholders.

o To have an open line of communication with the independent accountants, who shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the stockholders;

o To approve the fees and other compensation paid to the independent accountants, and

o To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1, as modified or supplemented, and discuss with the Board of Directors any relationship that may adversely affect the independence of the independent accountants.

The Financial Reporting Process

o To meet with the independent accountants and the financial management of the Company with respect to major changes to the Company's auditing and accounting principles;

o To meet with the independent accountants and the financial management of the Company together and separately with the independent accountants (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of application of the Company's accounting policies and the clarity, consistency and completeness of the Company's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures, or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the views of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

o To review and discuss with the independent accountants and the financial management of the Company the Company's financial results before they are made public. In general, the chairman of the Audit Committee may represent the entire committee with respect to the review and discussions about interim financial results; and

o To review other reports submitted by the Company to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

The Internal Audit Process:
---------------------------

o To review and assess the benefit of establishing an internal audit function and to weight the anticipated benefit against the estimated cost to do so. Based upon this cost/benefit analysis and with due consideration to the Company's existing control environment, the committee shall report its conclusions and make a recommendation to the full Board not less frequently than annually.

Other Responsibilities of the Audit Committee:
----------------------------------------------

o    To review and update periodically the charter for the Audit Committee;

o To review, assess and approve or disapprove conflicts of interest and related-party transactions;

o To review accounting and financial human resources and succession planning within the Company;

o To meet at least four times annually, or more frequently as circumstances dictate;

o To report to the Board of Directors the matters discussed at each committee meeting;

o To assess the performance of the Audit Committee members through a self-assessment process, led by the chairman of the Committee; and

o To keep an open line of communication with the financial and senior management, the internal audit team, the independent accountants and the Board of Directors.

                                   APPENDIX 2

                             ADVA INTERNATIONAL INC.

                             2001 STOCK OPTION PLAN

1.       Purpose of Plan
         ---------------

                  The purpose of this 2001 Stock Option Plan (the "Plan") is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, ADVA International Inc., a Delaware corporation (the "Company"), and each present or future parent or subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

2.       Aggregate Number of Shares
         --------------------------

                  1,400,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Persons Eligible to Receive Options
         --------------------------------------------

         All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 80% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

4.       Administration of Plan
         ----------------------

         (a) This Plan shall be administered either by the Company's Board of Directors or a Compensation Committee appointed by the Company's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

         (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.


5.       Incentive Stock Options and Non-Qualified Stock Options
         -------------------------------------------------------

         (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         (b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

         (c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         (e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any "family member" of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.       Amendment, Supplement, Suspension and Termination
         -------------------------------------------------

         Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

 7.      Effectiveness of Plan
         ---------------------

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

8.       General Conditions
         ------------------

(a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:_________________________________________
         Name

         ___________________________________
         Address

Date of Grant: ____________


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of ADVA International Inc., a Delaware corporation (the "Company"), at a price of $____________ per share pursuant to the Company's 2001 Stock Option Plan (the "Plan").

         Your option may first be exercised for up to 20% of the total number of shares subject to option on the date of grant. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 40% of the total number of shares subject to the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional 20% of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after four years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         The number of shares subject to this option may be adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly.

         A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         2. Any other event deemed to constitute a "Change of Control" by the Committee.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (if permitted by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (if permitted by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         If you terminate your employment with the Company (or Company subsidiary corporation) or if you are terminated by the Company (or Company subsidiary corporation) for "Cause," your option will, to the extent not previously exercised by you, terminate immediately. "Cause" shall mean: (i) your willful misfeasance, willful misconduct, willful waste of material corporate assets, willful violation of Company policy, gross negligence for willful failure to perform reasonably assigned duties, (ii) material breach by you of any term or condition in your employment agreement (if any) with the Company (or Company subsidiary corporation), or (ii) your conviction of a felony or any crime involving fraud, larceny, embezzlement or moral turpitude.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated without Cause, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         Except for transfers pursuant to the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

         Nothing herein shall modify your status as an at-will employee of the Company (or Company subsidiary corporation). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company (or Company subsidiary corporation) may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company (or Company subsidiary corporation) may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.


         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                                     ADVA International Inc.


                                                     By:________________________
                                                        Name:
                                                        Title:

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 2001 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.


_______________________________________              ___________________________
(Date)                                               (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.
                      -------------------------------------

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                   APPENDIX II

                     NON-QUALIFIED STOCK OPTION FOR OFFICERS
                             AND OTHER KEY EMPLOYEES

To:_________________________________________
         Name

         ___________________________________
         Address

Date of Grant: ______________________

         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of ADVA International Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 2001 Stock Option Plan (the "Plan").

         Your option may first be exercised for up to 20% of the total number of shares subject to option on the date of grant. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 40% of the total number of shares subject to the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional 20% of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after four years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         The number of shares subject to this option may be adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         2. Any other event deemed to constitute a "Change of Control" by the Committee.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (if permitted by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (if permitted by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         If you terminate your employment with the Company (or Company subsidiary corporation) or if you are terminated by the Company (or Company subsidiary corporation) for "Cause," your option will, to the extent not previously exercised by you, terminate immediately. "Cause" shall mean: (i) your willful misfeasance, willful misconduct, willful waste of material corporate assets, willful violation of Company policy, gross negligence for willful failure to perform reasonably assigned duties, (ii) material breach by you of any term or condition in your employment agreement (if any) with the Company (or Company subsidiary corporation), or (ii) your conviction of a felony or any crime involving fraud, larceny, embezzlement or moral turpitude.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         Except for transfers pursuant to the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Nothing herein shall modify your status as an at-will employee of the Company (or Company subsidiary corporation). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company (or Company subsidiary corporation) may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company (or Company subsidiary corporation) may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

                                                     ADVA International Inc.

                                                     By: _______________________
                                                         Name:
                                                         Title:

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 2001 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions including Attachment A hereto. I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.


__________________________________                   ___________________________
(Date)                                               (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.
                      -------------------------------------

         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS


To: ________________________________________
           Name

           _________________________________
           Address

Date of Grant: ______________________


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $0.001 par value per share ("Common Stock"), of ADVA International Inc., a Delaware corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 2001 Stock Option Plan (the "Plan").

         Your option may first be exercised for up to 20% of the total number of shares subject to option on the date of grant. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 40% of the total number of shares subject to the option (as adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional 20% of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after four years after the date of grant, except if terminated earlier as provided herein. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         The number of shares subject to this option may be adjusted as the Committee in its sole discretion determines for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         2. Any other event deemed to constitute a "Change of Control" by the Committee.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (if permitted by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (if permitted by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         If you terminate your relationship with the Company (or Company subsidiary corporation) or if your relationship with the Company (or Company subsidiary corporation) is terminated for "Cause," your option will, to the extent not previously exercised by you, terminate immediately. "Cause" shall mean: (i) your willful misfeasance, willful misconduct, willful waste of material corporate assets, willful violation of Company policy, gross negligence for willful failure to perform reasonably assigned duties, (ii) material breach by you of any term or condition in any agreement with the Company (or Company subsidiary corporation) pursuant to which you are providing services, or (ii) your conviction of a felony or any crime involving fraud, larceny, embezzlement or moral turpitude.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

         Except for transfers pursuant to the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the

President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.


                                                     ADVA International Inc.


                                                     By: _______________________
                                                         Name:
                                                         Title:

         I hereby acknowledge receipt of a copy of the foregoing stock option and the 2001 Stock Option Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions, including Attachment A hereto. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.


__________________________________                   ___________________________
(Date)                                               (Signature)

                          Attachment A to Stock Option

                      Confidentiality and Non-Interference.
                      -------------------------------------


         (a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

         (b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company and for a period of two years thereafter, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

         (c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

         (d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

         (e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

         (f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

REVOCABLE PROXY

                             ADVA INTERNATIONAL INC.
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 25, 2001

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF ADVA INTERNATIONAL INC.

         The undersigned hereby constitutes and appoints Anthony E. Mohr and George L. Down and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the annual meeting of stockholders of ADVA International Inc., to be held on September 25, 2001, and at any postponement or adjournment thereof, and to vote all of the shares of capital stock of ADVA International Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card:

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES IDENTIFIED IN PROPOSAL NO. 1, FOR THE RATIFICATION OF BDO SEIDMAN, LLP, AS ADVA'S INDEPENDENT AUDITORS IN PROPOSAL NO. 2 AND FOR THE APPROVAL OF THE 2001 STOCK OPTION PLAN AS SET FORTH IN PROPOSAL NO. 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.




                  (Continued and to be signed on reverse side)

         Please mark your votes as in this example. X

         The Board of Directors recommends a VOTE "FOR" the election of the nominees listed below and for Proposals 2 and 3.

1. The election as directors of all of the following nominees for the term of one year:

         Anthony E. Mohr                       Prof. Dr. R.A.M. Pruijm
         George L. Down                        Michael Tolson
         C. Roger Jones                        Philip van Wijngaarden


                          [ ]  FOR     [ ]  VOTE WITHHELD

         To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below:


2. The ratification of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending March 31, 2001.

                          [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


3.       The approval of the 2001 Stock Option Plan.

                          [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


4. In their discretion, the proxies are authorized to vote on any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

                  Should the undersigned be present and choose to vote at the annual meeting or at any adjournments or postponements thereof, and after notification to the Secretary of ADVA International Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

                  The undersigned hereby acknowledges receipt of ADVA International Inc.'s Annual Report to Stockholders, Notice of ADVA International Inc.'s Annual Meeting and the proxy statement relating thereto.

         PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.



_____________________    _____________________   DATE:____________________, 2001
Signature(s)                                         (Please date this proxy)

NOTE: It would be helpful if you signed your name exactly as it appears on your stock certificates(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

                         Please date, sign and mail your
                      proxy card back as soon as possible.